EXHIBIT 10.5

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LICENCE CONTRACT

BETWEEN

THE EUROPEAN UNION

AND

VULCANOS s.r.l.

[*********************]

The European Union, hereinafter referred to as the “Union”, represented by the European Commission, hereinafter referred to as “the Commission”, represented for the purpose of signing this contract by Mr. Vladimir Šucha, Director-General of the Joint Research Centre (hereinafter referred to as “the JRC”), on the one part,

Vulcanos s.r.l., having its seat at via Firenze, 40, Trezzano Rosa (Milan), Italy, registered under the number MI-2072973 at the Entrepreneur Register of Milan, VAT number 09162250964, hereinafter referred to as the “Licensee”, represented for the purpose of signing this contract by Mr. Andrea Biffi in his capacity as sole director, duly authorized to enter into this agreement pursuant to the by-laws of the company (hereinafter referred to as “VULCANOS” or “the Licensee”)

on the other part,

both parties hereinafter referred to collectively as “the Parties” or individually as “a Party”,

WHEREAS

VULCANOS is an Italian company totally held by SOFAR S.p.A. (hereinafter referred to as “SOFAR”), having its seat at via Firenze, 40, Trezzano Rosa (Milan), Italy, registered under the number MI-852745 at the Entrepreneur Register of Milan, VAT number 03428610152.

On 7th January 1998, the Commission adopted a Decision concerning the European Technology Transfer Initiative whereby it seeks to promote the transfer of Joint Research Centre technologies to companies/organisations in the Member States, to provide access of companies to JRC research results and to validate the expertise and the installations of the JRC.

In this context, the JRC seeks to promote the commercialisation of its technologies through the creation of new enterprises and via the transfer of technology to existing companies.

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Pursuant to Commission Decision of 12 September 2001 SEC (2001) 1397 Article 13 the Union has the mandate to exploit technologies resulting from the programmes and activities under its responsibility, grant licences thereto and promote technology transfer.

The Commission and SOFAR had already collaborated during the period of 25 months from the 12 July 2002 to the 12 August 2004 on the basis of the Collaboration Agreement [**************************], a letter of intent signed on the 12 December 2003, the Collaboration and Option Agreement [*************] from 9 September 2004 as amended by the Amendment N° 1 to the Collaboration and Option Agreement of 8 September 2006, and SOFAR duly paid all the sums for services and for the Licence Option fee established by the above-mentioned Agreements on the basis of the work progress.

SOFAR on one hand provided engineering services, software development, equipment supply and manufacturing support for the full development and testing of the tele-medical system designed and patented by the JRC.

On the other hand, the JRC directed the development works and transferred know-how to SOFAR personnel on the JRC-owned software for robotics motion control -named GENERIS- and on robotics manipulators design and development.

The Union is the owner of the patents, copyright and any intellectual property rights on the Product listed in Annex A to this Agreement over which it has the power of disposal.

SOFAR was owner of the trademark ALF-X, over which the Union has no rights or powers.

SOFAR had a diversity of competencies in the health care and pharmaceutical industries and was interested in expanding its area of expertise and market in the field of medical devices by developing and commercialising tele-medical robotics systems.

The scientific results obtained through the JRC SOFAR collaboration were highly innovative with potential applications in other fields.

SOFAR was interested to extend this cooperation with the JRC in order to jointly carry out application development of the technology established by the JRC in view to enable SOFAR’s commercial exploitation of the technology owned by the Union.

On the above basis, the Union and SOFAR entered on the 17.11.2008 into a License Agreement to manufacture, further develop and extend the functionalities of the Product in the Field of Use, to distribute it, to use and to offer, sell or sub-licence in the Territory, to which the Commission agrees in order to ensure the effective commercialisation of the Technology.

On December 2011, SOFAR obtained the CE Trademark certification.

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In March 2014, SOFAR started negotiations with the Union to amend the license Agreement. After negotiations, SOFAR and the Union agreed to terminate the previous licence agreement and make the Union and VULCANOS enter into this license agreement under the following terms and conditions. SOFAR was of the view that it had exposed heavy costs in the further development of the technology and the Union was of the view that allowing a new licensee to launch its activities under new terms and conditions would better favour the societal impact and reach of the technology.

THE PARTIES HAVE AGREED AS FOLLOWS:

ARTICLE 1 - Definitions

The following terms will have the meaning given hereunder:

1.1	Effective date - date of signature of this Agreement by the last Party, save as provided in Article 23.

1.2	Technology - all know-how, data, scientific or technical information related to methods and apparatus for tele-medical assisted procedures as further identified in the Patents.

1.3	Product - any and all products which make use of the Technology and fall within the Field of Use. In the context of this Agreement, the Product is identified as a tele-medical system of robotic manipulator arms displaying the design and features claimed in the patents listed in Annex A and B. This system is designed with the know-how of the JRC and runs the JRC software Technology mentioned in Annex A and B as the software control platform. The aforementioned system does not comprise specific surgical instruments to be adapted to the manipulator arms and other accessories not covered by the claims of the patents listed in Annex A and B. The system may be composed of at least two and up to five manipulator arms.

1.4	Field of Use - medical procedures including minimally invasive robotic surgery and diagnostic procedures, installed in private and public hospitals, universities, medical training centres and research organizations.

1.5	Know-how - all the technical information, knowledge and expertise which the Union owns and administers on the Effective date that are transmitted to the Licensee by any means including technical assistance, namely the confidential know-how developed in the course of this project including any software code that is essential to the application of the Technology.

1.6	Sub-licence - any licence granted to any third party by the Licensee with the aim to commercially exploit the Product in the Field of Use and the Territory.

1.7	Net sales - for a given year, the sum of sale invoices issued by VULCANOS during that year, related to the sales or commercialisation of the identified Product, net of credit notes. Net sales is further defined in Article 13 in case of operative leasing or other forms of making available of the Product on the market.

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1.8	Sale price - the price indicated on an sale invoice relating to the sale or commercialization of the Product issued by VULCANOS, net of any discounts, rebates, transportation, insurance costs, sales taxes and custom duties. Sale price is further defined in Article 13 in case of operative leasing or other forms of making available of the Product on the market.

1.9	Territory - the territories, as designated in the patent registrations or applications; at the moment of signature of this Agreement, this covers a number of countries in Europe (Austria, Belgium, Switzerland, Cyprus, Germany, Denmark, Spain, France, United Kingdom, Greece, Ireland, Italy, Holland, Poland, Portugal, Sweden and Turkey), the USA, Canada, Japan, Mexico, Brazil, Russia, India, Korea and China.

1.10	Intellectual property rights - all industrial and intellectual property rights as listed in Annex A and B, such as, but not limited to, copyrights, rights on patents, patent applications, utility models, trademarks (whether Benelux, Community, international or foreign ones), trade names, designs and models, in particular:

A)	Patents - the patents, patent applications listed in Annex A and B to this Agreement including the inventions described and claimed therein as well as any divisional, continuations, continuations-in-part, reissues thereof, improvements and derivative work patents.

B)	Copyright - the copyright on the software listed in Annex A and B to this Agreement.

1.11	Invention - the Technology covered by the Patents.

1.12	Developments and Derivative Works - the results deriving from research and development activities related to the Technology and based on the Technology.

1.13	Confidential Information - the confidential information exchanged between the Commission and the Licensee before or during the execution of this Agreement.

1.14	[********************************************************************************************** ***************************************************************************].

1.15	Related entity - a legal entity which is linked to another or associated with another in the sense of Article 11 of the Belgian Company Code or of equivalent provisions under European law. In this sense, company A will be related to company B if company B controls company A or vice-versa, if they form a consortium or if they are controlled by a same legal entity or form part of the same group of companies.

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ARTICLE 2 - Subject of the Agreement

2.1	The Union hereby grants the Licensee a personal, exclusive and non-transferrable licence, limited to the Territory and Field of Use under the Union’s ownership on the Product, entitling the Licensee to manufacture, further develop and extend the functionalities of the Product, to distribute it, to use and to offer, sell or sub-licence in the Territory, subject to Article 5.

2.2	This Agreement only applies to the activities described herein. Any new product, service (not related to the sale of the Product), or new ways of commercial exploitation related to or originating from the licensed Technology will be negotiated and subject to a written amendment to the present Agreement.

2.3	Notwithstanding Article 2.1, the Parties acknowledge that the Licensee wishes to commercially exploit the Product in the Field of Use in all countries worldwide. The commercial exploitation of the Product in the countries outside the Territory will be under the sole responsibility of the Licensee. If VULCANOS wishes to commercialise the Product outside the Territory, it shall pay for each Product sold outside the Territory [*****************] it would pay for Products sold in the Territory, to compensate for the use of the Intellectual Property Rights in the Territory.

2.4	Subject to Article 2.3, the Union undertakes not to supply any Know-how and/or technical support related to the Product to third parties, directly or indirectly, for the purpose of commercializing the Product in the Field of Use in countries outside the Territory.

ARTICLE 3 - Duration, Renewal and Termination

3.1	The Agreement enters into force on the Effective Date and lasts until the expiration date of the last of all Patents existing on the Effective Date in the Territory, except (1) if it is terminated earlier by mutual consent of the Parties on the basis of Article 3.2. or for breach on the basis of Article 3.3. or (2) if it is extended after the expiry of the Patents because VULCANOS still wishes to make use of the Software and/or of the Know-How, in conformity in such case with the procedure of Article 3.6.

3.2	This Agreement may be terminated at any time by written mutual agreement between the Parties.

3.3	In the event of non-performance by the Licensee of any of his obligations arising out of this Agreement and without prejudice to the consequences provided under the law applicable to this Agreement, the Commission may automatically terminate the Agreement without any legal formality, upon notice by registered letter to the Licensee at the address mentioned in Article 19, requiring performance or remedial within thirty days. The consequences of such termination shall be governed by the law specified in Article 18.

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3.4	In the event of termination of this Agreement either by mutual consent or for breach by the Licensee, without prejudice to any other measures provided for in the Agreement, the Licensee shall:

a)	discontinue the use of the Invention or any other activity covered under Article 2;

b)	waive any claim for consequential damages, including any loss of anticipated profits;

c)	take all appropriate measures to minimize costs, prevent damage, and cancel his commitments; and

d)	only in case of termination by mutual consent, not be obliged to pay the Commission any royalties or sums provided for in Article 13 of this Agreement from the date of termination of the Agreement. Remuneration due at the date of termination of this Agreement but not yet paid shall in any case remain payable.

3.5	Termination of this Agreement shall cause termination of any sub-licence granted under Article 5 prior to the termination date, except if agreed otherwise.

3.6	In the event of expiry of this Agreement due to the expiration of the Patents, the Licensee will be entitled to continue the manufacture and commercialization of the Product in the Field of Use, as any other third party may do with patents which enter the public domain. If VULCANOS still wishes to make use of the Software and/or of the Know-How, VULCANOS shall inform the Union in advance and the Parties will negotiate in good faith the terms of a new licence covering the Software and the Know-How. If no such licence is signed, VULCANOS shall cease using the Software and the Know-How.

ARTICLE 4 - Maintaining the Patents in force

4.1	The Union is entitled to request the Licensee to provide advice and cooperation in any prosecution, filing, and maintenance of the Patents.

4.2	During the term of this Agreement, the Union shall communicate to the Licensee all Developments relating to the Patents or to the Products, which shall automatically be included as part of the Product at [**************************************** ****************].

4.3	The Union shall not be obliged to maintain the Patents in force. If the Union decides not to maintain the Patents in force or to discontinue the registration in any given country, it shall inform the Licensee in writing at least three (3) months before the due date required for the formalities necessary to maintain the Patents in force, and the Licensee shall be entitled to take over the Patents on reasonable terms to be negotiated.

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ARTICLE 5 - Sub-licensing

5.1	Subject to the provisions in Article 2, the Licensee is entitled to grant sub-licences to a third party and in such cases will notify the Union accordingly, at least two (2) months in advance of its signature. The non-respect of the above obligation may lead to an immediate termination of the Agreement. In any event, the Licensee shall remain responsible for all acts and omissions of such third parties or sub-licensees as though they were by the Licensee. Sub-license agreements shall not contain any clauses which are contrary to this Agreement. The Union shall receive copies of sublicense agreements concluded by the Licensee within one (1) month of their signature.

5.2	Any sale or commercialisation of the Product by a sublicensee is considered, in terms of payment of royalties to the Union, in the same way as a sale or commercialisation directly by VULCANOS, as further provided in Article 13.

ARTICLE 6 - Licensee’s obligations

6.1	The Licensee shall:

a)	within three (3) months of signature of this Agreement, [******************************************** ****************************************************************************************** ****************];

b)	[************************************************] by doing no less than all best efforts, pro-actively market and promote the Products in the Territory; it is understood by the Licensee that it is, for the Union, of major importance that the Licensee makes all necessary efforts to ensure that, as soon as possible, the Product is put on the market in the European Union and is actually installed and available to a good number of hospitals and patients in the European Union;

c)	make its best efforts to obtain FDA approval in the shortest possible time and notify the Union accordingly;

d)	manufacture, distribute, use and offer for sale, sell or sub-licence in the Territory the Product, under the conditions mentioned in Articles 2 and 5;

e)	pay the minimum amounts of royalties as provided in Article 13. It is understood that paying such minimum amounts of royalties does not discharge the Licensee from its obligation to, in addition to paying the minimum amounts of royalties, pro-actively market and promote the Products and it does not allow the Licensee to decide to “freeze” the Technology and/or concentrate its efforts only on a competing technology;

f)	acquire appropriate use rights to the software elements being subject to open source or proprietary licenses and any corresponding rights as set forth in the Copyright definition under Article 1.10.B.

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6.2	The Know-how and all Information supplied to the Licensee by the Union shall remain the property of the Union. The Licensee shall undertake to respect its confidential nature and to ensure that his staff and third parties, including distributors, sub-licensees and sub-contractors, who may be concerned in the manufacture and commercialisation of the Product, do likewise. The obligations of confidentiality will cease to apply if and when the Know-how and Information become publicly known through no fault of the Licensee.

6.3	Licensee shall refer clearly that the Product is DEVELOPED UNDER A LICENCE OF THE EUROPEAN COMMISSION JOINT RESEARCH CENTRE on any promotional material including its website.

ARTICLE 7 - Technical support

7.1	The Union is under no obligation to provide the Licensee with any additional service or technical support regarding the know-how, training, co-development of the software, advice and all technical documents in its possession.

ARTICLE 8 - Liability

8.1	The Union makes no representation as to the patentability and or breadth of the Patents. Furthermore, the Union makes no representation as to patents now held or which other parties in the Field of Use or outside the Field of Use will hold for a particular purpose. The Union also makes no express or implied warranties of merchantability or fitness for a particular purpose of the Product. The Union declares that it has no knowledge of any deficiencies impairing the validity of the Patents or of any technical defects in the Invention protected by these Patents. The Union assumes no liability in respect to any infringement of any patent or other right of third parties due to the Licensee’s activities under this Agreement.

8.2	The Union disclaims all warranties, expressed or implied, relating to the Patents, the Product or the use thereof by the Licensee or by third parties, except for damages caused by its willful conduct or gross negligence. The Union will not be liable for any loss of use, interruption of business or consequential damages of any kind, including but not limited to loss of profits, loss of contracts, goodwill or anticipated savings, even if the Union has been advised, knew or should have known of the possibility of such damages.

8.3	If the extent of protection of the Patents should be limited by a legal or administrative decision in such a way that third parties can freely manufacture and sell/exploit the Product without infringing the Patents, or if one or more of the Patents are revoked following an action brought by a third party, or if the Licensee, following a decision by the Union not to bring an action for infringement as provided for in this agreement, can prove a substantial decrease in turnover of the Product, the Licensee shall be entitled either:

a)	to reduce accordingly the remuneration to the extent agreed with the Union, in order to avoid any distortion of the market for Product, or

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b)	to terminate this Agreement as of a date to be agreed jointly.

In neither of the aforementioned cases shall any remuneration already paid be refunded. Remuneration due but not yet paid shall remain payable.

ARTICLE 9 - Infringements by third parties

The Parties shall inform each other of any infringement of the Intellectual property rights coming to their knowledge and support the other Party in any action, which said Party brings against a third party for such infringement. The Union shall have the possibility to decide whether or not to bring an action for infringement against the infringer. In the event the Union decides not to bring an action for infringement against the infringer, it will, within one (1) month of becoming aware of the infringement, notify the Licensee, who will be entitled to do so directly.

ARTICLE 10 - Action for infringement brought by third parties

If actions for infringement are brought against the Licensee as a result of the manufacture of the Product, the costs incurred for its defence and payment of damages shall be borne by the Licensee. If an action for infringement is brought against the Licensee, he shall notify the Union and enable it to intervene in the action. The Union may undertake to provide the Licensee with any assistance considered to be appropriate for its defence. If the Licensee should be found guilty or constrained to acquire a licence to exploit the infringed Invention, the Parties shall consult each other in order to determine whether the terms of this Agreement should be revised or the Agreement be terminated.

ARTICLE 11 - Developments and Derivative Works

11.1	The Licensee shall inform the Commission in writing of all Developments and Derivative Works made to the Product, at least once a year.

11.2	The Union shall be released from all liability arising from failure to comply with legal or statutory obligations in respect of marking of the Product.

11.3	Developments made shall be owned by the Party that developed them but will only be exploited while duly respecting all pre-existing Intellectual property rights of the Party which developed the pre-existing Technology.

11.4	If further Developments to the Product made and owned by the Commission are patentable by the Commission, the Licensee shall be free to accept or refuse an exclusive licence on those patents within three (3) months from their filing. This right of use shall cover work, orders or research undertaken by third parties for the Union’s account. In the latter scenario, the possibility of licence remains open to further economic operators.

11.5	Any other Developments outside the scope of this Agreement but linked to the Invention made by the Union will not automatically be transferred to the Licensee. Should the Licensee be interested in acquiring the Development made by the Union, a specific contract will have to be negotiated independently of this Agreement.

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ARTICLE 12 - Designation of Personnel

12.1	Each Party designates for its performance the personnel necessary for the proper execution of the tasks devolving upon it. In the event of the personnel being designated by name in this Agreement, each Party shall have the right, with the prior approval of the other Party to replace them by others possessing equivalent qualifications.

ARTICLE 13 - Royalties

13.1	In consideration for the granting of the licence, the Licensee shall pay royalties to the Union for the exploitation of the Technology, the Software and the Patents, in accordance with the mechanisms and principles described in the following paragraphs.

13.2	[**] royalty-free Products. Without prejudice to Article 13.4., the Licensee has the right to sell the first [***********] Products on a royalty-free basis, in consideration for the investments made prior to the Effective Date by SOFAR, which was initially granted an exclusive license on the Patents and which has asked that its license be terminated and that a new license be granted to VULCANOS, in which SOFAR has, on the Effective Date, financial interests.

13.3	Royalty-bearing Products. Following sale of the first [********] Products, the Licensee undertakes to pay the Union an annual royalty fee calculated on the Sales price of the Product, as follows:

- [**]on Sales price from the [**********] Products. It is agreed that (1) the first [*********] of Products made through any distributor, while triggering royalties, will not be considered in the calculation of this target ([**********]) and (2), for this calculation, any sales of Products outside the Territory only count as [********] (e.g. [**] Products sold outside the Territory count as [**]Products);

- [***] on Sales price from the [**********]Products. It is agreed that (1) the first [***]sales of Products made through any distributor, while triggering royalties, will not be considered in the calculation of this target ([**********]) and (2), for this calculation, any sales of Products outside the Territory only count as [********] (e.g. [**]Products sold outside the Territory count as [**]Products);

[****] on Sales price from the [****] Product onwards.

13.4	Minimum royalties. The Licensee shall pay to the Union the following minimum royalties, regardless of the number of Products actually sold and/or commercialised and notwithstanding the mechanism of 30 royalty-free Products:

- in 2015: [**********] EUR;

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- in 2016: [**********] EUR;

- in 2017: [**********] EUR;

- in 2018 and every year thereafter until the termination of the Agreement: [**********] EUR.

However, the Licensee is entitled to off-set such minimum royalty payments from the annual royalty payments due from sales of the Product established in Article 13.3.

The minimum annual royalty is due entirely for each year started even in the case where the Agreement is terminated at the initiative of the Licensee as foreseen in Article 3. It is due at the end of each corresponding calendar year (e.g. [*******] EUR by December 31, 2017), being understood that the Union shall send an invoice corresponding to the amount to be paid.

13.5	Calculation of royalties. The amount taken as a basis to calculate the Sales price and royalties due by the Licensee is the amount of Net sales on a yearly basis, starting on the anniversary date of the Effective Date, as such Net sales are reflected via the Sale price.

Except for the first year of the Agreement, calculations are made on a calendar basis (i.e. from January 1 to December 31).

If the Products are not sold via a transfer of ownership to the buyer but rather made available via operative leasing (noleggio, with the right to acquire the ownership of the Product at the end of the leasing period against payment of a nominal amount), the amount to take into account shall be [******************************************************************* **************************************************************************************************** **************************************************************************************************** **************************************************************************************************** ********************]. It is understood that if the customer pays through the operative leasing immediately the entire price, VULCANOS shall pay the Union the whole amount of the royalties at the end of the relating year.

If the Products are neither sold nor made available via leasing but via renting (temporary right to use the Product against payment of a periodical fee, for a determined or undetermined period of time, with no contractual mechanism foreseen to acquire the ownership of the Product at the end of the contractual period), or if the Products are made available via any other form of commercialisation of the Products, the amount to take into account shall be [******************************* **************************************************************************************************** **************************************************************************************************** **************************************************************************************************** ********************************************************]. It is

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understood that if the customer pays through the renting immediately the entire price, VULCANOS shall pay to the Union the whole amount of the royalties at the end of relating year.

Where necessary, the amount will be established by comparison with similar market situations where the Product has actually been sold to customers.

It is understood that no royalties will be due for  [*********************************************************** ******************************************************************************] decided in good faith by VULCANOS.

In case of revenues generated via sublicenses granted by the Licensee, the amounts to be taken into account for the calculation of the royalties due to the Union will be based on the turnover of the sublicensee related to the sale and commercialization of the Product.

In case of revenues generated by sales via a distributor, since the royalties payable to the Union per Product are likely to be inferior when the Product is sold to a final customer via a distributor, the following principles shall apply:

[************************************************************************************************** *************************************************************************************************** ******************************************]; and

[*************************************************************************************************** **************************************************************************************************** **************************************************************************************************** ****************].

For the avoidance of doubt and as per article 2.3., for Products sold outside the Territory, VULCANOS shall pay [***] of the royalties it would pay for Products sold in the Territory, to compensate for the use of the Intellectual Property Rights in the Territory.

13.6	The payment shall be made in Euro, all costs of the payment being borne by the Licensee. Late or non-payment by the Licensee’s customers has no influence on the amount of the royalties due. All payments will be made to a bank account of the Union to be advised by the Commission.

Each statement will, as is the case, bear the following references:

- ‘payment due under Article 13 of the contract

[***************] period of reference from ….to ….’

13.7	The Licensee shall submit to the Commission, by the 31st January of each year, a report for the preceding calendar year detailing the Net sales during that calendar year, including the first 30 Products royalty-free and the Sales price per Product.

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Said report shall enclose a list of the customers and their country of residence, the number of each invoice, the date and the related amount so invoiced. The report shall also specify if the Products were made available via a sales contract, a leasing contract or otherwise. The report shall show the quantity, description and price of the Products sold and be sufficiently detailed to ascertain payments due under this Agreement, including mechanisms used to come to the amount of royalties due in function of the number of machines previously sold on a royalty-free basis and the different percentages used in function of the number of machines previously sold (calculated cumulatively) and taking into consideration the minimum royalties which have already been paid for the corresponding year.

The Licensee shall keep separate records relating to the Sales of the Product showing the quantity, description and price of the Products sold and being sufficiently detailed to ascertain payments due under this Agreement. The Commission shall have the right, once a year, to inspect and determine the correctness of the bookkeeping and its consistency with the general bookkeeping of the Licensee either by its own services or through a licensed auditor. The costs for such an audit shall be borne by the Union, but in case of discovery of discrepancies of more than 5%, they shall be borne by the Licensee.

Payments due under the present Article shall be made within thirty (30) days of receipt of the Commission’s invoice.

ARTICLE 14 - Intellectual property rights

14.1	Intellectual property rights related to the Product as described in Annex B are the exclusive property of the Union. The Licensee shall not at any time and under any circumstances use the copyright, save to exercise the rights granted by this Agreement, to grant licences on the Product within the scope of this Agreement and save any use expressly authorised by the Union.

The Licensee shall only use any logo of the Communities, the Commission, the JRC or any of JRC’s research institutes subject to prior written consent of the Union.

14.2	The Licensee acknowledges the Intellectual property rights on the Product as described in Annex B to belong to the Union and shall not acquire any Intellectual property right on the Product with the exception of the rights granted by this Agreement.

14.3	The Union declares that it is not aware of any legal deficiencies of the Product. The Union particularly declares that it is aware of neither any third party’s prior rights to use, nor of a dependency of the licensed Patents on third party’s rights. Without prejudice to Article 14(2), the Union assumes no liability for possible deficiencies mentioned above.

ARTICLE 15 - Indemnification

15.1	Subject to Article 15(2), the Licensee shall defend at its own expenses any claim, suit or proceeding brought against the Licensee, insofar as it arises from the Licensee’s use of

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the Product and shall indemnify and hold the Union harmless for all claims, damages, costs and expenses awarded to the Licensee or third parties against the Union arising from any such claim, suit or proceeding.

15.2	In the event any claim, suit or proceeding is brought against the Licensee based on a claim that any portion of the Product constitutes an infringement of patent or copyright, or other intellectual property rights of any third party arising under the applicable law, the Union shall have the right, at its option, to assume the defence of such action or to cooperate with the Licensee in assuming such defence.

15.3	The Union shall have no liability, if the alleged infringement is based on a modification of the Product by anyone other than the Union, including the Licensee, or on use of the Product other than in accordance with the Union’s specifications and documentation.

15.4	The Licensee shall use due diligence in order to prevent the infringement of any Intellectual property rights during its marketing and distribution activities. In the event that the distribution activities of the Licensee lead to an infringement of the Intellectual property rights, the Licensee shall be fully liable to the Union for any damages resulting from such infringement.

15.5	The Union shall have, in addition to any other remedies available to it, the right to injunctive relief to enjoin breaches of this Agreement.

ARTICLE 16 - Confidentiality obligations

16.1	Irrespective of the provisions of laws relating to know-how, patents and other intellectual property rights, the Licensee undertakes during the term of this Agreement and thereafter to keep secret all facts, Confidential Information, knowledge, documents or other matters communicated to him or which come into its possession during the performance of this Agreement.

16.2	The access rights of the Commission and the Licensee to the Confidential Information shall be limited to the scope of this Agreement.

All the Confidential Information that shall consist of technical details, business and manufacturing secrets and in particular research, development, production and market data as well as other business information and any other information is communicated under strict confidence. Neither the Commission nor the Licensee shall disclose to any third parties any Technology or other Confidential Information received by them.

16.3	The Union and the Licensee may only pass on the Confidential Information to their employees if such Confidential Information is required for evaluation. The Union and the Licensee must ensure that such employees having access to the Confidential Information are committed to confidentiality in the same way they have committed themselves and that they will not divulge Confidential Information and/or Know-how to any third party even after completion of their assignment.

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Licensee warrants that its employees, consultants and contractors are bound by confidentiality.

16.4	The Parties have the joint understanding that valuable confidential Know-how might be exchanged or created in the course of the performance of this Agreement and that the commercial value of such confidential Know-how is fundamentally put at stake if any divulgation of such Know-how occurs.

16.5	Any loss or damage, caused to one of the Parties and arising out of the breach of this Article shall be borne exclusively by the Party responsible for such breach; the breaching Party shall be responsible for making compensation thereof and shall indemnify and hold harmless the other Party in respect of any such loss, damage or injury, including but not limited to reasonable attorneys’ fees.

16.6	At the termination of this Agreement, the Commission and the Licensee shall return all Confidential Information to the disclosing Party, or destroy the same, as instructed by the disclosing Party, without retaining any copies of the documents. However, this clause shall not require the return of Confidential Information recorded in laboratory notebooks kept in the ordinary course of business, nor of records required by law to be maintained.

ARTICLE 17 - Taxes and governmental charges, permits

17.1	All turnover taxes and indirect or direct taxes, which have to be paid for the royalty payments, shall be borne by the Licensee.

17.2	Pursuant to Articles 3 and 4 of the Protocol on the Privileges and Immunities of the European Communities, the Union is, in respect of its financial interests in this Agreement, exempt from all duties and taxes, including value-added tax.

17.3	The necessary steps for obtaining all permits and licences required for the implementation of this Agreement under the laws and regulations in force at the place where the services are to be provided shall be the exclusive responsibility of the Licensee.

If the Licensee is unable, whether or not by reason of its own default, to obtain any permit or licence as referred to above, it shall forthwith inform the Commission, who, after consultation with the Licensee and with due regard to the effect of this situation upon the work, shall decide whether all or any part of it is to be discontinued.

ARTICLE 18 - Law and Jurisdiction

18.1	This Agreement shall be governed by and construed in accordance with the law of the European Union, complemented where necessary by the substantive laws of Belgium.

18.2	Any dispute between the Parties resulting from the interpretation or application of this Agreement which it has not been possible to settle amicably shall be submitted to the jurisdiction of the General Court of the European Union in Luxembourg.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 19 - Administrative provisions

19.1	Any communication with reference to the performance of this Agreement, all notifications of payment and any relevant correspondence shall be made in writing and addressed to the following addresses:

For the UNION:

European Commission, Joint Research Centre

Intellectual Property and Technology Transfer

To the attention of the [**********]

[***************]

[************]

[********]

For the LICENSEE:

Vulcanos S.r.l.

[*************]

[****************]

[*****]

[****************]

[*****************]

19.2	The Agreement reference is [***********************]. It shall be quoted in all correspondence with the Union.

ARTICLE 20 - Non-transferability

20.1	Without prejudice to the provisions of Article 5 on sub-licensing, the Licensee may not assign this Agreement to any third party without the prior written consent of the Union.

20.2	It is however understood that any changes in the shareholding structure of VULCANOS (resulting e.g. from finding one or several new partners, be they industrial or purely financial) will be allowed and will not need the prior written consent of the Union.

ARTICLE 21 - Miscellaneous provisions

21.1	This Agreement, including the Annexes attached hereto, is the entire Agreement among the Parties relating to the subject matter hereof and may only be modified by a written amendment signed by the authorised representatives of each Party. In case of conflict between a provision in an Annex and a provision in this Agreement, the provision in this Agreement will prevail.

21.2	If any term or provision of this Agreement shall be found to be illegal or unenforceable then, notwithstanding that term, all other terms of this Agreement shall remain in full force and effect.

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ARTICLE 22 - Annexes

The following are appended to and are an integral part of this Agreement:

Annex A	Description of the Product

Annex B	Portfolio of relevant Union’s Patents

Annex C	Licensee’s Market & Business Plan (to be appended later)

ARTICLE 23 - Condition precedent

This Agreement shall be effective subject to the condition precedent of the execution of the public notarial deed, relating to the transfer of the 100% of the shares of VULCANOS to TransEnterix International, Inc., a U.S. company duly incorporated, such deed to be executed by SOFAR and by TransEnterix International, Inc. The name of TransEnterix International, Inc. is to be considered a Confidential Information not to be disclosed to any third party before the execution of the public notarial deed and even after save as the disclosure will be required by the law or agreed by the Parties.

Should the condition precedent not materialise within 60 calendar days from the signature of this Agreement, the Agreement will become null and void.

ARTICLE 24 - Parent guarantee letter

VULCANOS shall, at the latest within 90 calendar days from the execution of this Agreement, submit a parent company guarantee letter to the Union, valid under Belgian law and duly signed by TransEnterix, Inc., a U.S. company duly incorporated or, with the Union’s prior consent, by another legal entity presented by VULCANOS and having at least an equivalent financial solidity and good reputation. The name of TransEnterix, Inc. is to be considered a Confidential Information not to be disclosed to any third party before the execution of the public notarial deed and even after save as the disclosure will be required by the law or agreed by the Parties. The draft of the parent guarantee letter is attached as ANNEX D to this Agreement.

Should such guarantee letter not be provided with 90 days from the execution of this Agreement, VULCANOS will be in breach of its contractual obligations, with all contractual and legal consequences attached thereto, including as the case may be regarding possible damages for the Union in accordance with the applicable law.

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Done in Brussels,

In two originals in the English language

For the LICENSEE,	For the UNION,
Date: 16 September, 2015	Date: 18 September, 2015
Andrea Biffi	Vladimir Šucha
Sole Director	Director-General
VULCANOS s.r.l.	Joint Research Centre

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Annex A to the Agreement [****************************]

Description of the Product

The Product consists of:

-	[*****] patents altogether describing a tele-medical robotics system with [********************];

-	the source code of the JRC- GENERIS software motion control system platform.

Patents description:

[*************************************************************************************]

[**********************************************************************************************************

***********************************************].

[***************************************************************************************] [**********************************************************************************************************

***********************************************************************************************************

*******************************].

[***************************************************************************************] [********************************************************************************************************** ***********************************************************************************************************

******************].

Description of the JRC-GENERIS software motion control system ([********]):

[**********************************************************************************************************

***********************************************************************************************************

***********************************************************************************************************

***********************************************************************************************************

****************************************************************].

[**********************************************************************************************************

***********************************************************************************************************

***********************************************************************************************************

***********************************************************************************************************

**********************].

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Annex B to the Agreement [**************************]

Portfolio of the relevant Communities Patents and Software

[***]	[*********] [**********] [********** *********** *********** ********** ]	[**]	[************* ************** ************* ************]	[********** ************ ************ *************]	[************ ************** ************** ************* ********]

[***]	[*********] [**********] [********** *********** *********** ********** ]	[**]	[************* ************** ************* ************]	[********** ************ ************ *************]	[************ ************** ************** ************* ********]

[***]	[*********] [**********] [********** *********** *********** ********** ]	[**]	[************* ************** ************* ************]	[********** ************ ************ *************]	[************ ************** ************** ************* ********]
[** ****]			[************ *********** ************* *******]

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[****************************************]

[*************************]

[***************]

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Annex D to the Agreement [***********************]

Irrevocable Parent Company Guarantee

On Parent Company’s head letter

            , 2015

European Commission

Joint Research Centre (JRC)

Mr. Vladimir ŠUCHA, Director-General

SDME 06162

1049 Brussels

Belgium

- by registered letter anticipated by e-mail

                    @ec.europa.eu-

Re:	Contract n. JRC - irrevocable parent company guarantee

Dear Sirs,

With reference to the contract n.                     (the “Contract”) signed between the Union and Vulcanos s.r.l. on September     , 2015, the undersigned                     with registered office in                     at                     , no                     personally and irrevocably guarantee with all its assets the fulfillment of the obligations of the Licensee, as defined in and provided by the Contract.

More in particular, the undersigned:

a) guarantees the due performance of the payment by the Licensee of all royalties due to the Union (minimum royalties and any other royalties) pursuant to the Contract, as and when such royalties become due;

b) agrees to be jointly and severally liable for the due respect of the above payment obligation, should the Licensee fail to perform in accordance with its payment obligations, including if such failure originates from insolvency, liquidation, bankruptcy, administration or any equivalent form of dissolution, composition or incapacity of the Licensee.

This guarantee is valid until the expiration of the Contract and in any case until all the obligations provided by the Contract will be duly fulfilled by the Licensee.

This guarantee shall be governed by and construed in accordance with the law of the European Union, complemented where necessary by the substantive laws of Belgium.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Any dispute resulting from the interpretation or application of this guarantee which it has not been possible to settle amicably shall be submitted to the jurisdiction of the General Court of the European Union in Luxembourg.

Best regards,

Name of the Company

Name of the Person who signed

Title and reference to authorization

(board resolution - by-laws)